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CLOSED END
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Alliance
California
Municipal Income Fund

Semi-Annual Report
April 30, 2002

                               [GRAPHIC OMITTED]

                                        Alliance Capital [LOGO](R)
                                        The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
June 28, 2002

Dear Shareholder:

This shareholder report reviews municipal market activity and investment results for Alliance California Municipal Income Fund's (the "Fund") semi-annual reporting period ended April 30, 2002.

Investment Objective and Policies

The Fund is a closed-end management investment company designed for investors who seek high current income exempt from regular federal income tax. The Fund normally invests at least 75% of its net assets in investment grade municipal securities.

   INVESTMENT RESULTS*
   Periods Ended April 30, 2002
                                                                  -------------
                                                                  Total Returns
                                                                  -------------
                                                                       Since
                                                                     Inception**
--------------------------------------------------------------------------------
Alliance
California
Municipal
Income Fund
(NAV)                                                                  -0.08%
--------------------------------------------------------------------------------
Lehman
Brothers
Municipal
Bond Index                                                              1.16%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the period shown and are based on the Fund's net asset value (NAV) as of April 30, 2002. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment grade tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance California Municipal Income Fund.

**    Inception date: 1/30/02.

      Additional investment results appear on page 5.

Investment Results

The accompanying table compares the Fund's return at net asset value (NAV) for the since inception period ended April 30, 2002 to the Fund's benchmark, the Lehman Brothers Municipal Bond Index (the "Index"). The Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.

The Fund somewhat underperformed the Lehman Brothers Municipal Bond Index for the three months ended April 30, 2002. Since the portfolio's inception on January 30, 2002, investment activity has been focused on the orderly investment of the proceeds of the Fund's common stock and preferred stock initial public offerings. During this process, assets awaiting investment in municipal bonds were invested in short-term cash-equivalent securities that pay lower rates of interest than long-term bonds. The performance differential between the Fund and the benchmark is the result of the


--------------------------------------------------------------------------------
                                   ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

temporary investment in short term bonds. Currently, the Fund is approximately mostly invested in long-term, fixed-rate municipal bonds.

Investment Strategy

The Fund is an actively managed, leveraged fund. Although the Fund is mostly invested, we continue to review its holdings looking for opportunities to improve its structure and/or income. Bonds purchased by the Fund are evaluated based on their relative value and credit quality merits.

As market conditions change, we will change the Fund's portfolio structure in keeping with its investment objective. In each shareholder report, we will describe recent, current and expected near-term future market conditions, as well as changes in strategies that we employ to achieve the Fund's objective of high current income.

Market Overview

Recent performance for municipal bonds has been quite attractive. Since the Fund's inception, the pre-tax performance of municipal bonds issued in California has been somewhat lower than that of municipal bonds issued elsewhere in the country. On an after-tax basis however, residents of California investing in municipal bonds issued in California have enjoyed superior after-tax performance since most such bonds provide income which is exempt from California state tax. Moreover, on an after-tax basis, the municipal bond market outperformed the taxable fixed income market by over 100 basis points during the past 12 months. The municipal bond market's outperformance over this time period resulted from a strong demand for municipal bonds by investors seeking shelter from market volatility and taxes.

Over the last six months, the markets have undergone a number of transitions. The economy, however, appears to be recovering. The current military campaign against terrorism has led to higher government expenditures. The U.S. Federal Reserve appears to have completed its series of 11 interest rate cuts and is expected to raise the Fed Funds rate target sometime later this year in response to evidence of a stronger economy. The combination of these events has resulted in a higher level of market volatility.

Although the market consensus is that the U.S. Federal Reserve will reverse direction, there is a wide range of opinion as to its timing. As the economy rebounds, investors are reducing their expected rates of return on equities to more rational levels reflective of longer-term historic averages. Investors have rediscovered the benefits of diversification and are reallocating assets in favor of fixed income, specifically tax-exempt securities. This has led to a strong demand for municipal bond investments.

The U.S. economic conditions have had a mixed effect on the credit profile of municipalities. Cities, counties and school district credits have remained stable despite the slowdown. These local governments have benefited from steady property tax receipts due to the ongoing strength of the housing market. States, however, experienced greater budgetary shortfalls as sales and income tax receipts have been below projections and spending on health care and social services has continued to rise. State


--------------------------------------------------------------------------------
2 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

tax revenues have slowed in part because of the weaker economy and lower income tax receipts, but for a number of states, including California, the more significant factor has been the decline in the stock market and the resulting reduction in capital gains tax receipts. Given these widespread budget problems, several states, including California, were placed on negative outlook by the rating agencies. If the economy and markets remain weak, the State of California's finances likely will remain under stress since the recent budget was met in large part through temporary borrowings and one-time adjustments. In addition, a weak economy may lead to local governments' finances coming under pressure as the state may be forced to reduce outlays in order to balance its own budget.

Despite the credit concerns listed above, the overall credit quality of the municipal bond market is very strong and, for the most part, unaffected by many of the excesses currently impacting the corporate bond market. Among all municipal issuers, credit rating upgrades exceeded downgrades during the quarter. Health care remains the weakest sector within the municipal bond market, with industry-wide financial pressure leading to more downgrades than upgrades for the sector.

Outlook

Market volatility should continue to provide attractive investment opportunities. The sources of this volatility will continue to include the uncertainty of the economy's turnaround, the timing of a tightening by the U.S. Federal Reserve, the spillover of volatility from the equity market and geopolitical event risk. We expect the economy to continue to recover and, therefore, consider current U.S. Federal Reserve policy to be unsustainably accommodative. Nonetheless, any initial increases in the Fed Funds target rate should be incremental and analogous more to taking one's foot off the accelerator rather than putting it on the brake.

We remain confident that the U.S. Federal Reserve will adjust policy sufficiently to temper growth. The U.S. Federal Reserve's actions should result in a flatter yield curve (a decline in the difference between short-term and long-term rates), although short-term municipal bond yields are not expected to rise basis point for basis point with the Fed Funds rate. Most of this decline will result from rising yields on short-term bonds. Currently, the Fund is mostly invested in long-term bonds. However, the current volatility should continue to provide opportunities for repositioning the Fund. Market volatility, particularly in equities, will also influence individual investment preferences, in favor of municipal bonds, going forward.

We expect more investors to embrace an asset allocation-based approach to investing. We further anticipate that investors will select municipal bonds for the conservative portion of their fixed income allocation. The historically strong credit quality of the municipal bond market and the obvious benefit of tax-free income should cause municipal bonds to be a major part of individual investors' portfolios. Therefore, demand for municipal secu-


--------------------------------------------------------------------------------
                                   ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

rities should continue to outpace supply, and tax-free investments should remain attractive on a relative value basis.

The Alliance Municipal Income team thanks you for your support in launching this new fund. We look forward to the opportunity to serve our shareholders over the next year.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ David M. Dowden

David M. Dowden
Vice President


/s/ Terrance Hults

Terrance Hults
Vice President

[PHOTO] John D. Carifa

[PHOTO] David M. Dowden

[PHOTO] Terrance Hults

Portfolio Managers, David M. Dowden and Terrance Hults, have over 25 years of combined investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
April 30, 2002 (unaudited)

INCEPTION DATE       PORTFOLIO STATISTICS

1/30/02              Net Assets Applicable to Common Shareholders ($mil): $121.0

BOND QUALITY RATING

46.0% AAA
 7.1% AA
30.4% A                         [PIE CHART OMITTED]
 4.2% BBB
12.3% NR

All data as of April 30, 2002. The Fund's quality rating is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                   ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 5

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (unaudited)

                                           Standard    Principal
                                           & Poor's       Amount
                                             Rating        (000)           Value
--------------------------------------------------------------------------------

MUNICIPAL BONDS-179.3%

Long-Term Municipal Bonds-160.3%
Arizona-4.1%
Arizona Hlth Fac Auth
   (Phoenix Childrens Hosp) Ser 02A
   6.00%, 2/15/32(a) ......................      A3   $    5,000   $   5,007,300
                                                                   -------------

California-139.9%
Anaheim Pub Fin Auth
   Elec Sys Fac FSA Ser 02A
   5.00%, 10/01/27 ........................     AAA        4,000       3,898,720
Bellflower MFHR
   (Bellflower Terrace)
   FNMA Ser 02A AMT
   5.50%, 6/01/35 .........................     AAA        3,000       3,018,270
California GO
   5.25%, 2/01/30 .........................      A+        5,000       4,906,450
   5.25%, 4/01/30 .........................               10,000       9,812,800
California GO
   (Veterans Housing) FSA Ser 01
   5.60%, 12/01/32 ........................     AAA        1,500       1,517,940
California GO
   (Veterans Housing)
   MBIA Ser 01BZ AMT
   5.375%, 12/01/24 .......................     AAA        4,000       3,933,080
California Hlth Fac
   (Sutter Health) Ser 00A
   6.25%, 8/15/35 .........................      A+        5,000       5,254,450
California Comm Fac Dist
   (YMCA Metro LA Proj) AMBAC Ser 01
   5.25%, 2/01/32 .........................     AAA        6,295       6,315,018
California Statewide Ed Fac
   (Bentley School) Ser 01
   6.75%, 7/01/32 .........................      NR        8,500       8,559,840
California Statewide Hosp Rev
   (Kaiser Permanente) Ser 02A
   5.50%, 11/01/32 ........................       A        4,000       3,930,320
Chula Vista PCR
   (San Diego Gas & Elec) Ser 92A AMT
   6.40%, 12/01/27 ........................     AA-        5,000       5,112,500
Kern Cnty
   Tobacco Settlement Bonds Ser 02A
   6.125%, 6/01/43 ........................       A        5,000       4,907,650
Los Angeles Cnty Metro Tran Auth
   Sales Tax Rev FGIC Ser 00A
   5.25%, 7/01/30 .........................     AAA        2,250       2,256,322


--------------------------------------------------------------------------------
6 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                           Standard    Principal
                                           & Poor's       Amount
                                             Rating        (000)           Value
--------------------------------------------------------------------------------

Los Angeles Cnty Metro Tran Auth
   Sales Tax Rev FSA Ser 99B
   4.75%, 7/01/28 .........................     AAA   $    2,500   $   2,324,775
Los Angeles Dept of Wtr & Pwr
   Elec Rev FGIC Ser 01A
   5.125%, 7/01/41 ........................     AAA       10,000       9,727,700
Los Angeles Spec Tax
   (Grand Central Square)
   AMBAC Ser 02A AMT
   5.375%, 12/01/26 .......................     AAA        6,635       6,594,394
Los Angeles Unified Sch Dist
   General Obligation MBIA Ser 02E
   5.125%, 1/01/27 ........................     AAA       10,000       9,922,400
Menlo Park GO
   Ser 02
   5.30%, 8/01/32 .........................     AAA        1,900       1,906,631
Merced Cnty
   Tobacco Securitization Bonds
   Ser 02A
   5.875%, 6/01/43(a) .....................      A1        2,500       2,459,100
Murrieta Valley Uni Sch Dist
   Comm Fac Dist #2000-2 Ser 02
   6.30%, 9/01/24 .........................      NR        1,625       1,615,185
   6.375%, 9/01/32 ........................                4,505       4,474,591
Murrieta Valley Uni Sch Dist
   Comm Fac Dist #99-1 Ser 02 ETM
   6.375%, 9/01/32 ........................      NR        1,000         993,250
Murrieta Valley Uni Sch Dist
   Comm Fac Dist #99-1 Ser 02A
   6.375%, 9/01/32 ........................      NR        1,500       1,489,875
Napa MFHR
   (Vintage at Napa Apts)
   FNMA Ser 01A AMT
   5.20%, 6/15/34(a) ......................     Aaa        4,500       4,394,070
Northern CA/Sacramento
   Tobacco Securitization Bonds
   Ser 01A
   5.375%, 6/01/41 ........................       A        5,290       4,867,541
Orange Cnty Toll Rd Rev
   (San Joaquin Hills Transp)
   MBIA Ser 97A
   5.25%, 1/15/30 .........................     AAA        5,000       5,010,800
Palo Alto Assess Dist
   (University Ave Area Off Street Parking)
   Ser 02A
   5.875%, 9/02/30 ........................     BBB        8,985       9,052,747


--------------------------------------------------------------------------------
                                   ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                           Standard    Principal
                                           & Poor's       Amount
                                             Rating        (000)           Value
--------------------------------------------------------------------------------

Rancho Santa Fe CFD#1
   (Santa Fe Vly) Ser 00
   6.70%, 9/01/30 .........................      NR   $    4,700   $   4,741,125
San Francisco City & Cnty Int'l Arpt
   FSA Ser 98-15A AMT
   5.00%, 5/01/28 .........................     AAA        5,000       4,762,550
San Francisco City & Cnty Int'l Arpt
   MBIA Ser 02-28A AMT
   5.125%, 5/01/32 ........................     AAA        2,500       2,394,850
San Francisco City & Cnty Lease Rev
   (San Bruno Jail #3) AMBAC Ser 00
   5.25%, 10/01/33 ........................     AAA        5,000       4,992,100
San Jose Arpt Rev
   FGIC Ser 01A
   5.00%, 3/01/31 .........................     AAA        1,000         968,050
Stanislaus Cnty
   Tobacco Securitization Bonds
   Ser 02A
   5.875%, 6/01/43 ........................      A+        2,500       2,459,100
Temecula Redev Agy
   (Tax Alloc Rev Proj #1) MBIA Ser 02
   5.25%, 8/01/36 .........................     AAA        6,270       6,210,372
West Contra Costa Uni Sch Dist
   FGIC Ser 02B
   5.00%, 8/01/31 .........................     AAA        5,000       4,842,850
West Sacramento Fin Auth Rev
   Wtr Sys Impt Proj FGIC Ser 02
   5.00%, 8/01/32 .........................     AAA        5,000       4,840,600
Yorba Linda Pub Fin Auth
   (Black Gold Golf Course Proj Rev)
   Ser 00
   7.50%, 10/01/30 ........................      NR        4,500       4,780,215
                                                                   -------------
                                                                     169,248,231
                                                                   -------------

Illinois-2.6%
Chicago Sales Tax Rev
   FGIC Ser 98
   5.25%, 1/01/28 .........................     AAA        3,210       3,178,510
                                                                   -------------

Oregon-3.3%
Oregon St Hsg SFMR
   Mtg Rev Ser 02B AMT
   5.45%, 7/01/32(a) ......................     Aa2        4,000       3,995,560
                                                                   -------------


--------------------------------------------------------------------------------
8 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                           Standard   Principal
                                           & Poor's      Amount
                                             Rating       (000)           Value
--------------------------------------------------------------------------------

Puerto Rico-10.4%
Puerto Rico Elec Pwr Auth Rev
   Elec Util XLCA Ser 02-2
   5.25%, 7/01/31 .........................     AAA   $   6,000   $   6,080,520
Puerto Rico  Hwy & Trans Auth
   Trans Rev Ser 02D
   5.375%, 7/01/36 ........................       A       6,450       6,492,183
                                                                  -------------
                                                                     12,572,703
                                                                  -------------

Total Long-Term Municipal Bonds
   (cost $194,109,754) ....................                         194,002,304
                                                                  -------------

Short-Term Municipal Notes(b)-19.0%
California-19.0%
California GO
   Trust Rects FGIC Ser SGA-119
   1.68%, 9/01/28 .........................    A-1+         700         700,000
California GO
   Trust Rects MBIA Ser JPMC-3
   1.75%, 6/01/13(a) ......................  VMIG-1       6,295       6,295,000
California GO
   Trust Rects Ser CMC-5
   1.80%, 9/01/08(a) ......................  VMIG-1       6,995       6,995,000
Vallejo Wtr Rev
   Ser 2001A
   1.65%, 6/01/31 .........................     A-1       9,000       9,000,000
                                                                  -------------

Total Short-Term Municipal Notes
   (cost $22,990,000) .....................                          22,990,000
                                                                  -------------

Total Investments-179.3%
   (cost $217,099,754) ....................                         216,992,304
Other assets less liabilities-(12.4%) .....                         (14,966,496)
Preferred Stock-(66.9%) ...................                         (81,000,000)
                                                                  -------------

Net assets applicable to common
   shareholders-100%(c) ...................                       $ 121,025,808
                                                                  =============

See footnote summary on page 10.


--------------------------------------------------------------------------------
                                   ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

(a)   Moody's or Fitch Rating.

(b) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(c) Portfolio percentages are calculated based on net assets applicable to common shareholders.

      Glossary of Terms:

      AMBAC   American Municipal Bond Assurance Corporation
      AMT     Alternative Minimum Tax-(subject to)
      ETM     Escrow to Maturity
      FGIC    Financial Guaranty Insurance Company
      FNMA    Federal National Mortgage Association
      FSA     Financial Security Assurance, Inc.
      GO      General Obligation
      MBIA    Municipal Bond Investors Assurance
      MFHR    Multi-Family Housing Revenue
      NR      Rating not applied for
      PCR     Pollution Control Revenue
      SFMR    Single Family Mortgage Revenue

      See notes to financial statements.


--------------------------------------------------------------------------------
10 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2002 (unaudited)

Assets
Investments in securities, at value (cost $217,099,754) .....     $ 216,992,304
Interest receivable .........................................         2,282,713
                                                                  -------------
Total assets ................................................       219,275,017
                                                                  -------------
Liabilities
Due to custodian ............................................            72,751
Payable for investment securities purchased .................        16,914,532
Payable for fund offering costs .............................            71,716
Advisory fee payable ........................................            57,789
Accrued expenses and other liabilities ......................           132,421
                                                                  -------------
Total liabilities ...........................................        17,249,209
                                                                  -------------
Preferred Stock:
   $.001 par value per share; 3,240 shares
   Auction Preferred Stock authorized,
   issued and outstanding at $25,000 per share
   liquidation preference ...................................        81,000,000
                                                                  -------------
Net assets applicable to common shareholders ................     $ 121,025,808
                                                                  =============
Composition of Net Assets Applicable to Common Shareholders
Common Stock:
   $.001 par value per share; 1,999,996,760 shares
   authorized, 8,516,667 shares issued
   and outstanding ..........................................     $       8,517
Additional paid-in capital ..................................       120,728,526
Undistributed net investment income .........................           609,103
Accumulated net realized loss on investments ................          (212,888)
Net unrealized depreciation of investments ..................          (107,450)
                                                                  -------------
Net assets applicable to common shareholders ................     $ 121,025,808
                                                                  =============
Net Asset Value Per Share of Common Stock--
   $121,025,808 divided by 8,516,667 shares of
   Common Stock outstanding .................................     $       14.21
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                  ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 11

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
January 30, 2002(a) to April 30, 2002 (unaudited)

Investment Income
Interest .............................................              $ 1,595,919
Expenses
Advisory fee .........................................   $   238,304
Custodian ............................................        29,211
Audit and legal ......................................        28,301
Auction agent ........................................        16,650
Printing .............................................        14,196
Transfer agency ......................................         9,828
Directors' fees ......................................         7,000
Registration .........................................         2,400
Miscellaneous ........................................         5,376
                                                         -----------
Total expenses .......................................       351,266
Less: expenses waived by the Adviser
   (see Note B) ......................................      (109,986)
                                                         -----------
Net expenses .........................................                  241,280
                                                                    -----------
Net investment income ................................                1,354,639
                                                                    -----------
Realized and Unrealized Loss on Investments
Net realized loss on investment transactions .........                 (212,888)
Net change in unrealized appreciation/depreciation
   of investments ....................................                 (107,450)
                                                                    -----------
Net loss on investments ..............................                 (320,338)
                                                                    -----------
Dividends to shareholders from net investment income
   Auction Preferred Stock ...........................                  (98,269)
                                                                    -----------
Net Increase in Net Assets Applicable to
Common Shareholders from Operations ..................              $   936,032
                                                                    ===========

(a)   Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                    January 30,
                                                                    2002(a) to
                                                                  April 30, 2002
                                                                   (unaudited)
                                                                  =============
Increase (Decrease) in Net Assets Applicable to
Common Shareholders from Operations
Net investment income .......................................     $   1,354,639
Net realized loss on investment transactions ................          (212,888)
Net change in unrealized appreciation/depreciation
   of investments ...........................................          (107,450)
Dividends to shareholders from net investment income:
   Auction Preferred Stock ..................................           (98,269)
                                                                  -------------
Net increase in net assets applicable to common
   shareholders from operations .............................           936,032
Dividends to Common Shareholders from
Net investment income .......................................          (647,267)
Common Stock Transactions
Net increase ................................................       120,637,038
                                                                  -------------
Total increase ..............................................       120,925,803
Net Assets Applicable to Common Shareholders
Beginning of period .........................................           100,005
                                                                  -------------
End of period (including net investment
   income of $609,103) ......................................     $ 121,025,808
                                                                  =============

(a)   Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                  ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 13

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (unaudited)

NOTE A

Significant Accounting Policies

Alliance California Municipal Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. Prior to commencement of operations on January 30, 2002, the fund had no operations other than the sale to Alliance Capital Management L.P. of 6,667 shares for the amount of $100,005 on January 23, 2002. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reporting amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are generally valued at the last reported sale price or if there was no sale on such a day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and ask prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Organization Expenses and Offering Costs

The Fund has incurred $255,500 an amount equal to $.03 per share of common shares issued, for offering costs of which were charged to paid-in capital. As of April 30, 2002, the Fund has paid an amount equal to $183,784 of these expenses and an amount equal to $71,716 remains outstanding. Alliance Capital Management L.P., the Fund's investment adviser, has agreed to pay any additional organization expenses and offering costs that exceed the $.03 per share amount.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are


--------------------------------------------------------------------------------
14 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fees

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee payable monthly, in a maximum amount equal to .65% of the Fund's average daily net assets. The Adviser has agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of .30% of average daily net assets for the first 5 full years of the Fund's operations, .25% of average daily net assets in year 6, .20% in year 7, ..15% in year 8, .10% in year 9, and .05% in year 10. For the period ended April 30, 2002, the amount of such fee waived was $109,986.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short term investments and U.S. government securities) aggregated $204,866,614 and $10,525,670, respectively, for the period ended April 30, 2002. There were no purchases or sales of U.S. government and government agency obligations for the period ended April 30, 2002.

At April 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $1,090,740 and gross unrealized depreciation of investments was $1,198,190 resulting in net unrealized depreciation of $107,450.

NOTE D

Common Stock

There are 1,999,996,760 shares of $.001 par value common stock authorized. Of the 8,516,667 shares outstanding at April 30, 2002, the Adviser owned 6,667 shares. In addition to the shares issued to the Adviser, an initial public offering of the Fund's shares resulted in the issuance of 7,800,000 shares. Also, the Fund issued an additional 710,000 shares in connection with the exercise by the underwriters of the over-allotments option.


--------------------------------------------------------------------------------
                                  ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE E

Preferred Stock

The Fund has issued and outstanding 3,240 shares of Auction Preferred Stock, consisting of 1,620 shares each of Series M and Series T, with a liquidation value of $25,000 per share. The dividend rate on the Auction Preferred Stock may change generally every 7 days as set by the auction agent. The dividend rate on the Series M is 1.52% effective through May 7, 2002. The dividend rate on Series T is 1.53% effective through May 1, 2002.


--------------------------------------------------------------------------------
16 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout The Period

                                                                   January 30,
                                                                   2002(a) to
                                                                 April 30, 2002
                                                                   (unaudited)
                                                                 --------------
Net asset value, beginning of period ............................  $    14.30(b)
                                                                   ----------
Income From Investment Operations
Net investment income(c)(d) .....................................         .16
Net realized and unrealized loss on investment transactions .....        (.04)
Dividends to preferred shareholders:
  Common Stock equivalent of dividends paid to
  Auction Preferred shareholders from net investment income .....        (.01)
                                                                   ----------
Net increase in net asset value from operations .................         .11
                                                                   ----------
Less: Dividends to common shareholders from net investment income        (.08)
Preferred stock offering costs ..................................        (.12)
                                                                   ----------
Net asset value, end of period ..................................  $    14.21
                                                                   ----------
Market value, end of period .....................................  $    13.79
                                                                   ----------
Total Investment Return
Total investment return based on:(e)
Market value ....................................................       (7.55)%
Net asset value .................................................        (.08)%
Ratios/Supplemental Data:
Net assets applicable to common shareholders, end of period
  (000's omitted) ...............................................  $  121,026
Ratio to average net assets of common shareholders:
  Expenses, net of fee waivers(f) ...............................         .66%
  Expenses, before fee waivers(f) ...............................         .96%
  Net investment income, net of fee waivers(f) ..................        3.69%
  Net investment income, before fee waivers(f) ..................        3.39%
  Net investment income, before preferred stock dividends .......        4.65%
  Preferred stock dividends .....................................         .34%
  Net investment income, after preferred stock dividends ........        4.31%
Portfolio turnover rate .........................................          10%

(a)   Commencement of operations.

(b)   Net of offering cost of $.03.

(c)   Based on average shares outstanding.

(d)   Net of fees waived by the Adviser.

(e) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.

(f)   Annualized.


--------------------------------------------------------------------------------
                                  ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 17

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

credit rating

Credit ratings are issued by independent organizations, such as the Standard & Poor's Ratings group or Moody's Investors Service. These groups attempt to assess the likelihood that the issuer of the bond will be able to make timely payments of principal and interest on the bond, based on such factors as the issuer's financial condition and any collateral securing these obligations. Ratings typically range from AAA, which is the highest rating, to D, which is the lowest.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
18 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $452 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 45 of the FORTUNE 100 companies and public retirement funds in 43 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 605 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/02.


--------------------------------------------------------------------------------
                                  ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 19

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Guy Davidson, Senior Vice President
Wayne D. Lyski, Senior Vice President
David M. Dowden, Vice President
Terrance Hults, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas R. Manley, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent, Dividend Paying
Agent and Registrar

Equiserve Trust Company N.A.
P.O. Box 43011
Providence, RI 02940-3011

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
20 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                  ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 21

------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACMMSI." The Fund's NYSE trading symbol is "AKP." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
22 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

NOTES


--------------------------------------------------------------------------------
                                  ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 23

NOTES


--------------------------------------------------------------------------------
24 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Alliance California Municipal Income Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

CAMSR0402